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________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 15, 2000


                              FLIR SYSTEMS, INC.
            (exact name of registrant as specified in its charter)


           Oregon                        0-21918                 93-0708501
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation or organization)      File Number)         Identification No.)


16505 S.W. 72nd Avenue, Portland, Oregon                           97224
(Address of principal executive offices)                         (zip code)
________________________________________________________________________________

      Registrant's telephone number, including area code: (503) 684-3731
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Item 5.  OTHER EVENTS
         ------------

     On November 15, 2000, FLIR Systems, Inc. (the "Company") issued a press release announcing the Company's financial results for the quarter ended
September 30, 2000.   The press release is attached hereto as Exhibit 99.1 and
is incorporated in its entirety herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

          (c)   Exhibits

          99.1  Press Release issued by FLIR Systems, Inc. on November 15, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on November 15, 2000.

                              FLIR SYSTEMS, INC.
                              (Registrant)


                              /s/ Stephen M. Bailey
                              ----------------------------------
                              Stephen M. Bailey
                              Senior Vice President, Finance and
                              Chief Financial Officer